UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
November 17, 2009
RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0280662
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
3775 North First Street
San Jose, California 95134
408-952-8200
(Address and telephone number of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.	3

Item 9.01 Financial Statements and Exhibits.	3

SIGNATURE	4

EXHIBIT INDEX	5
EX-10.13
EX-10.16
EX-10.17
EX-10.18
EX-10.19
EX-10.20
EX-10.21
EX-10.22

Item 1.01 Entry into a Material Definitive Agreement.
     In its Form 10-Q for the quarter ended September 30, 2009, the Registrant disclosed that it had recorded an accrual of $3.5 million in that quarter relating to the potential settlement of the Department of Justice’s ongoing investigation of the Registrant’s alleged violations of the Foreign Corrupt Practices Act. As a result of this accrual, the Registrant was not in compliance with certain bank loan covenants and entered into discussions with its lender, Silicon Valley Bank, to obtain a waiver for the breach of these covenants. On November 17, 2009, the Registrant entered into Amendment No. 7 and Limited Waiver to Loan and Security Agreement with Silicon Valley Bank, which effected certain changes to the EBITDA and compliance with criminal statutes covenants of the Loan and Security Agreement, so that the Registrant is now in compliance with these covenants. Amendment No. 7 and Limited Waiver to Loan and Security Agreement is annexed to this Form 8-K as Exhibit 10.22 hereof.
Item 9.01 Financial Statements and Exhibits.

(c) Exhibit No.	Description
10.13	Loan and Security Agreement dated as of March 14, 2007 between Silicon Valley Bank and the Registrant

10.16	Amendment No. 1 and Limited Waiver to Loan and Security Agreement dated as of November 12, 2007 between Silicon Valley Bank and the Registrant

10.17	Amendment No. 2 and Consent to Loan and Security Agreement dated as of December 20, 2007 between Silicon Valley Bank and the Registrant

10.18	Amendment No. 3 to Loan and Security Agreement dated as of March 12, 2008 between Silicon Valley Bank and the Registrant

10.19	Amendment No. 4 to Loan and Security Agreement dated as of May 22, 2008 between Silicon Valley Bank and the Registrant

10.20	Amendment No. 5 and Limited Waiver to Loan and Security Agreement dated as of March 11, 2009 between Silicon Valley Bank and the Registrant

10.21	Amendment No. 6 to Loan and Security Agreement dated as of April 29, 2009 between Silicon Valley Bank and the Registrant

10.22	Amendment No. 7 and Limited Waiver to Loan and Security Agreement dated as of November 17, 2009 between Silicon Valley Bank and the Registrant

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 19, 2009

RAE SYSTEMS INC.
By:	/s/ Randall Gausman
	Name:	Randall Gausman
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

(c) Exhibit No.	Description
10.13	Loan and Security Agreement dated as of March 14, 2007 between Silicon Valley Bank and the Registrant

10.16	Amendment No. 1 and Limited Waiver to Loan and Security Agreement dated as of November 12, 2007 between Silicon Valley Bank and the Registrant

10.17	Amendment No. 2 and Consent to Loan and Security Agreement dated as of December 20, 2007 between Silicon Valley Bank and the Registrant

10.18	Amendment No. 3 to Loan and Security Agreement dated as of March 12, 2008 between Silicon Valley Bank and the Registrant

10.19	Amendment No. 4 to Loan and Security Agreement dated as of May 22, 2008 between Silicon Valley Bank and the Registrant

10.20	Amendment No. 5 and Limited Waiver to Loan and Security Agreement dated as of March 11, 2009 between Silicon Valley Bank and the Registrant

10.21	Amendment No. 6 to Loan and Security Agreement dated as of April 29, 2009 between Silicon Valley Bank and the Registrant

10.22	Amendment No. 7 and Limited Waiver to Loan and Security Agreement dated as of November 17, 2009 between Silicon Valley Bank and the Registrant

5